                                                                    EXHIBIT 10.1

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT
                       -----------------------------------

     AMENDMENT NO. 2, dated as of June 6, 2002 (this "Amendment"), to and under
                                                      ---------
the Credit Agreement, dated as of January 5, 2001, among Insight Midwest Holdings, LLC, the Lenders party thereto, Bank of America, N.A. and TD Securities (USA), Inc., as Co-Syndication Agents, Fleet National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (as amended, supplemented, or otherwise modified, the "Credit Agreement"), as
                                                   ----------------
amended by Amendment No. 1 to Credit Agreement and Amendment No. 1 to Guarantee Agreement, dated as of April 18, 2002.

                                    RECITALS
                                    --------

     A. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings as therein defined.

     B. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement and the Guarantee Agreement as described below and the Administrative Agent is willing to so agree subject to the terms and conditions contained in this Amendment.

     Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

     1. Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

          "Amendment No. 2" means Amendment No. 2 to Credit Agreement and
           ---------------
     Amendment No. 2 to Guarantee Agreement, dated as of June 6, 2002.

     2. The defined term "Designated Holding Company Debt" contained in Section
                          -------------------------------
1.1 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof:

     All of the Indebtedness referred to in paragraph 4(b)(i) of Amendment No. 2, and the Parent Loan, shall each constitute Designated Holding Company Debt.

     3. Subsection (h) of Section 7.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (h) the Borrower may make one or more Restricted Payments (i) to the Parent in an aggregate amount not to exceed the outstanding principal balance of, and capitalized or accrued and unpaid interest from time to time on, the Parent Loan, provided that immediately before and after giving
                               --------
     effect to each such Restricted Payment, no Default shall be in existence or would result therefrom, and (ii) for any purpose, provided that immediately
                                                       --------
     before and after giving effect to each such Restricted Payment (a) no Default shall be in existence or would result therefrom, and (b) the Leverage Ratio shall and would be less than 3.25:1.00.

     4. Paragraphs 1 through 3 above shall not be effective until such time, if any, as each of the following shall have occurred, provided that each of the
                                                   --------
following shall have occurred on or before December 31, 2002:

          (a) the Administrative Agent (or its counsel) shall have received from the Issuing Bank, Required Lenders and each of the Loan Parties either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment,

          (b) the Administrative Agent shall have received a certificate signed by a Financial Officer of each of the Parent and the Borrower, (i) acknowledging the Parent's receipt on or after June 1, 2002 of cash proceeds, in an aggregate amount not less than $175,000,000 (less any related fees and expenses, the "Net Debt Proceeds")), arising from the
                                     -----------------
     issuance of unsecured Indebtedness by the Parent, and (ii) acknowledging the Borrower's receipt, simultaneously with or immediately following the Parent's receipt of such cash proceeds, of an additional capital contribution from the Parent, in cash, in an amount not less than the Net Debt Proceeds, and

          (c) the Administrative Agent shall have received all fees and expenses, if any, that the Loan Parties shall have agreed in writing to pay to the Administrative Agent in connection with this Amendment, together with all reasonable fees and disbursements of counsel to the Administrative Agent to extent invoiced.

     5. Each of the Loan Parties hereby (i) reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, and (ii) represents and warrants that, as of the date hereof, (a) it is in compliance with all of the terms, covenants and conditions of each Loan Document to which it is a party, (b) there exists no Default and (c) the representations and warranties made by it in the Loan Documents are true and correct with the same effect as though such representations and warranties had been made on the date hereof.

     6. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

     7. The Credit Agreement, the Guarantee Agreement and the other Loan Documents shall in all other respects remain in full force and effect, and no amendment, consent, waiver, or other modification herein in respect of any term or condition of any Loan Document shall be deemed to be an amendment, consent, waiver, or other modification in respect of any other term or condition of any Loan Document.

     8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

                         INSIGHT MIDWEST HOLDINGS, LLC
                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                            INSIGHT MIDWEST HOLDINGS, LLC
                            By: Insight Midwest L.P., its sole member
                            By: Insight Communications Company, L.P., its sole
                                  general partner
                            By: Insight Communications Company, Inc., its sole
                                  general partner

                            By:
                                -----------------------------------------------
                            Name:
                                  ---------------------------------------------
                            Title:
                                   --------------------------------------------



CONSENTED AND AGREED TO:

INSIGHT MIDWEST L.P.
By:  Insight Communications Company L.P., its
     sole general partner
By:  Insight Communications Company Inc., its
     sole general partner

By:
    --------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------

                         INSIGHT MIDWEST HOLDINGS, LLC
                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


CONSENTED AND AGREED TO:

INSIGHT COMMUNICATIONS MIDWEST, LLC

By:  Insight Midwest Holdings, LLC, its sole member
By:  Insight Midwest L.P., its sole member
By:  Insight Communications Company, L.P., its sole general
     partner
By:  Insight Communications Company, Inc., its sole general
     partner

By:
    --------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------


CONSENTED AND AGREED TO:

INSIGHT COMMUNICATIONS OF KENTUCKY, L.P.

By:  Insight Midwest Holdings, LLC, its general
     partner
By:  Insight Midwest, L.P., its sole member
By:  Insight Communications Company, L.P., its
     general partner
By:  Insight Communications Company, Inc., its
     general partner

By:
    --------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------

                         INSIGHT MIDWEST HOLDINGS, LLC
                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


CONSENTED AND AGREED TO:

INSIGHT KENTUCKY PARTNERS I, L.P.

By:  Insight Communications of Kentucky, L.P.,
     its general partner
By:  Insight Midwest Holdings, LLC, its general
     partner
By:  Insight Midwest, L.P., its sole member
By:  Insight Communications Company, L.P., its
     general partner
By:  Insight Communications Company, Inc., its
     general partner

By:
    --------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------




CONSENTED AND AGREED TO:

INSIGHT KENTUCKY PARTNERS II, L.P.

By:   Insight Kentucky Partners I, L.P., its general
      partner
By:   Insight Communications of Kentucky, L.P., its
      general partner
By:   Insight Midwest Holdings, LLC, its general
      partner
By:   Insight Midwest L.P., its sole member
By:   Insight Communications Company, L.P., its
      sole general partner
By:   Insight Communications Company, Inc., its
      sole general partner

By:
    --------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------

                         INSIGHT MIDWEST HOLDINGS, LLC
                      AMENDMENT NO. 2 TO CREDIT AGREEMENT






                                   THE BANK OF NEW YORK, individually,
                                   as Issuing Bank and as Administrative Agent


                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------

                         INSIGHT MIDWEST HOLDINGS, LLC
                      AMENDMENT NO. 2 TO CREDIT AGREEMENT



CONSENTED AND AGREED TO:

---------------------------------------


By:
    --------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------